                                                               Exhibit 10.(b)(b)

================================================================================





                              Guest Supply, Inc.
                          and certain other Obligors


            $15,000,000 Series A Senior Notes due November 15, 2009 $5,000,000 Series B Senior Notes due November 15, 2007 $5,000,000 Series C Senior Notes due November 15, 2003

                  AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENTS

                          Dated as of April 21, 1999






================================================================================

                              Guest Supply, Inc.
                          and certain other Obligors


            $15,000,000 Series A Senior Notes due November 15, 2009 $5,000,000 Series B Senior Notes due November 15, 2007 $5,000,000 Series C Senior Notes due November 15, 2003
                  AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENTS


                                                            As of April 21, 1999


To each of the Current Noteholders
Named in Annex 1 hereto:


Ladies and Gentlemen:

     Each of GUEST SUPPLY, INC., a New Jersey corporation (together with its successors and assigns, the "Company"), BRECKENRIDGE-REMY CO., a Delaware corporation (together with its successors and assigns, "Breckenridge-Remy"), GUEST DISTRIBUTION SERVICES, INC., a Delaware corporation (together with its successors and assigns, "Guest Distribution"), and GUEST PACKAGING, INC., a New Jersey corporation (together with its successors and assigns, "Guest Packaging") (the Company, Breckenridge-Remy, Guest Distribution and Guest Packaging are referred to herein, collectively, as the "Original Obligors"), and KAPADIA ENTERPRISES, INC., a California corporation (together with its successors and assigns, "Kapadia") (Kapadia, the Original Obligors and any other Person that at any time becomes an Obligor pursuant to Section 9.6 of the Note Purchase Agreements are referred to herein, collectively, as the "Obligors"), agrees with you as follows:

1.  PRELIMINARY STATEMENTS

     1.1  Original Note Issuance, etc.

     Pursuant to the separate Note Purchase Agreements, each dated as of December 3, 1997, among the Original Obligors and the purchasers named in Annex 1 thereto (as in effect immediately prior to giving effect to the Amendments provided for by this Agreement, the "Original Note Purchase Agreements" and, as may be amended pursuant to this Agreement and as may be further amended, restated or otherwise modified from time to time, the "Note Purchase Agreements"), on December 3, 1997 the Original Obligors issued and sold:

          (a) $15,000,000 aggregate principal amount of their joint and several 7.06%

Series A Senior Notes due November 15, 2009 (as in effect immediately prior to giving effect to the Amendments provided for by this Agreement, the "Original Series A Notes" and, as may be amended pursuant to this Agreement and as may be further amended, restated or otherwise modified from time to time, the "Series A Notes," such terms to include any notes issued in substitution therefor pursuant to Section 13 of any of the Note Purchase Agreements);

          (b) $5,000,000 aggregate principal amount of their joint and several 6.95% Series B Senior Notes due November 15, 2007 (as in effect immediately prior to giving effect to the Amendments provided for by this Agreement, the "Original Series B Notes" and, as may be amended pursuant to this Agreement and as may be further amended, restated or otherwise modified from time to time, the "Series B Notes," such terms to include any notes issued in substitution therefor pursuant to Section 13 of any of the Note Purchase Agreements); and

          (c) $5,000,000 aggregate principal amount of their joint end several 6.70% Series C Senior Notes due November 15, 2003 (as in effect immediately prior to giving effect to the Amendments provided for by this Agreement, the "Original Series C Notes" and, as may be amended pursuant to this Agreement and as may be further amended, restated or otherwise modified from time to time, the "Series C Notes," such terms to include any notes issued in substitution therefor pursuant to Section 13 of any of the Note Purchase Agreements).

The Original Series A Notes, the Original Series B Notes and the Original Series C Notes are referred to herein, collectively, as the "Original Notes" and the Series A Notes, the Series B Notes and the Series C Notes are referred to herein, collectively, as the "Notes." The entire original principal amount of the Original Notes is outstanding as of the date hereof. The register kept by the Company for the registration and transfer of the Notes indicates that each of the Persons named in Annex 1 hereto (collectively, the "Current Noteholders") is currently a holder of the aggregate principal amount of Notes of the Series indicated in such Annex.

     1.2  Nasco Acquisition.

     The Company, Breckenridge-Remy, Kapadia, MacDonald Contract Sales, Inc., an Ontario corporation ("MCSI"), Madhukar Kapadia and Naina Kapadia, as Trustees under the Kapadia Family Trust (the "Shareholder") (the owner of all of the issued and outstanding shares of capital stock of each of Kapadia and MCSI), Madhukar Kapadia and Naina Kapadia have entered into a Stock Purchase Agreement, made as of April 23, 1999 (the "Acquisition Agreement"), providing, among other things, for the sale by the Shareholder, and the acquisition by Breckenridge-Remy, of all of the issued and outstanding shares of capital stock of each of Kapadia and MCSI. Such acquisition is referred to herein as the "Nasco Acquisition." Upon consummation of the Nasco Acquisition, (i) Kapadia will be a Domestic Subsidiary and therefore will be a Restricted Subsidiary in accordance with clause (b) of the definition of "Restricted Subsidiary" and (ii) MCSI will be a Foreign Subsidiary and in accordance with clause (c) of the definition of "Restricted Subsidiary" and Section 22 of the Note Purchase Agreements is hereby designated by the Company as a Restricted Subsidiary.


     1.3  Subordinated Note.

     A portion of the purchase price under the Acquisition Agreement is to be paid in the form of a 5.18% convertible subordinated promissory note made by the Company in favor of the Shareholder in the principal amount of $5,000,000 (the "Subordinated Note"). The Subordinated Note will be in the form of Exhibit G.

     1.4  New Credit Agreement.

     In connection with the Nasco Acquisition, the Obligors are entering into an Amended and Restated Credit Agreement, dated as of the date hereof (as may be amended, restated or otherwise modified from time to time, the "New Credit Agreement"), among the Obligors, each of the banks listed on the signature pages thereto (the "Banks") and PNC Bank, National Association ("PNC"), as agent for the Banks (the "Bank Group Agent"). A portion of the purchase price under the Acquisition Agreement is to be financed by a loan (the "Acquisition Loan") under the New Credit Agreement.

     1.5  Intercreditor Agreement; Collateral Documents.

     In connection with the Nasco Acquisition and the New Credit Agreement, the Banks have required that each of the Obligors grant Liens on certain property of the Obligors securing, among other obligations, the obligations of the Obligors under the New Credit Agreement, and it is proposed that such Liens shall also equally and ratably secure the obligations of the Obligors under the Note Purchase Agreements and the Notes, all subject to the terms of a Collateral Agency and Intercreditor Agreement, dated as of the date hereof (as may be amended, restated or otherwise modified from time to time, the "Intercreditor Agreement"), in the form of Exhibit C, among the Obligors, PNC in its capacity as Bank Group Agent, the Banks, each of the Current Noteholders, and PNC in its capacity as collateral agent (the "Collateral Agent"). As used herein, the term "Collateral Documents" has the meaning specified in the Intercreditor Agreement.

2.   DEFINED TERMS.

     Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Note Purchase Agreements.

3.   REQUEST FOR CONSENT TO AMENDMENTS.

     The Obligors request that each of you consent to the amendments to the Original Note Purchase Agreements and the Original Notes provided for by this Amendment No. 1 to Note Purchase Agreements (as may be amended, restated or otherwise modified from time to time, this "Agreement").

4.   REPRESENTATIONS AND WARRANTIES OF OBLIGORS

     To induce you to enter into this Agreement and to consent to the Amendments, each Obligor represents and warrants as follows:


     4.1  Full Disclosure.

     Except as disclosed in Exhibit D, the New Financing Documents, the SEC Documents and the documents, certificates and other writings delivered to you by or on behalf of any one or more of the Obligors in connection with the transactions contemplated by the Acquisition Agreement, the New Financing Documents and the New Credit Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made (provided, that with respect to any projected financial information or forecasted information contained therein, the Obligors represent and warrant only that such projections and forecasts have been made in good faith and are based on reasonable assumptions). Except as expressly described in Exhibit D, or in one of the documents, certificates, financial statements or other writings delivered to you by or on behalf of any one or more of the Obligors, since September 30, 1998, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. Subject to the qualification with respect to forward-looking information set out in Part II, Item 7 of the Company's annual report on Form 10-K for the fiscal year ended September 30, 1998, there is no fact known to any Obligor that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the other documents, certificates and other writings delivered to you by or on behalf of any one or more of the Obligors specifically for use in connection with the transactions contemplated hereby. The term "SEC Documents" means the Company's annual report on Form 10-K for the fiscal year ended September 30, 1998, the Company's quarterly report on Form 10-Q for the quarter ended January 1, 1999, and the Company's proxy statement for its January 21, 1999 meeting of shareholders, each as filed by the Company with the Securities and Exchange Commission. Copies of each of the SEC Documents have previously been delivered to each of the Current Noteholders pursuant to Section 7.1(d) of the Note Purchase Agreements.

     4.2  No Defaults.

     No event has occurred and no condition exists that, upon the execution and delivery of the New Financing Documents and the effectiveness of the Amendments, and upon the consummation of the Nasco Acquisition and the transactions under the Acquisition Agreement, the New Financing Documents and the New Credit Agreement, would constitute a Default or an Event of Default.

     4.3  Debt; Pro Forma Calculations.

     Annex 2 correctly lists all Debt of the Company and its Subsidiaries that will be outstanding as of the date of the Nasco Acquisition after giving effect to the Amendments, the Acquisition Loan and the closing of the Nasco Acquisition. Such Annex also sets forth the Company's pro forma calculations (as of the dates and for the periods indicated in such Annex) of its projected application of each of Sections 10.1 through 10.4, inclusive, of the Note Purchase Agreements, in each case after giving effect to the Acquisition Loan and the closing of the Nasco Acquisition.



     4.4  Organization; Power and Authority; Authorization.

          (a) Each Obligor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts, to execute and deliver this Agreement, the Collateral Documents and the Intercreditor Agreement and to perform the provisions of the Financing Documents. This Agreement, the Collateral Documents and the Intercreditor Agreement are referred to herein, collectively, as the "New Financing Documents." The New Financing Documents, the Note Purchase Agreements and the Notes are referred to herein as the "Financing Documents."

          (b) The New Financing Documents have been duly authorized by all necessary corporate action on the part of each Obligor party thereto, and each New Financing Document, and before and after giving effect to the Amendments each Financing Document, constitutes a legal, valid and binding obligation of each such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by
     (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
     (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c) Except for consents, authorizations, approvals, notices and filings described in Exhibit E, all of which have been obtained, made or waived, no consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of the New Financing Documents and the Acquisition Agreement and the documents related thereto or the performance of the Financing Documents, the Acquisition Agreement and such other documents by any Obligor party thereto.

5.   AMENDMENTS.

     5.1  Amendments to Original Note Purchase Agreements.

     Subject to Section 5.2, each of the Original Note Purchase Agreements and each of the Original Notes are hereby amended in the manner specified in Exhibit A (collectively, the "Amendments").

     5.2  Effectiveness of Amendments.

     The Amendments and Section 7.1 hereof shall become effective at such time as each Obligor and each Current Noteholder shall have indicated their written consent to the Amendments by executing and delivering the applicable counterparts of this Agreement, provided that the willingness of the Current Noteholders to consent to the Amendments is subject to satisfaction of the conditions set forth in Exhibit B.

6.   EXPENSES.

     Whether or not the Amendments become effective, the Obligors will promptly (and in any event within 30 days of receiving any statement or invoice therefor) pay all fees, expenses and costs relating to the New Financing Documents and the other documents referred to herein, including, but not limited to, (a) the cost of reproducing the New Financing Documents and the other documents delivered in connection therewith and (b) the reasonable fees and disbursements of your special counsel (namely, Hebb & Gitlin, A Professional Corporation) incurred in connection with the preparation, negotiation and delivery of the New Financing Documents and such other documents. Nothing in this Section 6 shall limit the Obligors' obligations under Section 15.1 of the Note Purchase Agreements.

7.   MISCELLANEOUS.

     7.1  Joinder of Kapadia as an Obligor.

     Kapadia, by the execution and delivery of this Agreement, becomes jointly and severally liable as an Obligor, under each of the Notes and each of the Note Purchase Agreements, for the due and punctual performance and observance of all of the covenants and other obligations in the Notes and the Note Purchase Agreements to be performed or observed by the Obligors, including, without limitation, the due and punctual payment of the principal and Make-Whole Amount, if any, of, and interest on and all other amounts in respect of, each Note (whether such principal, Make-Whole Amount, interest or other amounts are currently outstanding or to be incurred in the future) and (b) for the due and punctual performance and observance of all the covenants in the Notes and the Note Purchase Agreements to be performed or observed by the Obligors; subject to
Section 5.2, immediately upon the execution and delivery by Kapadia of this Agreement to one or more of the Current Noteholders, Kapadia shall be deemed to have become an Obligor for purposes of all of the Financing Documents, including, without limitation, for purposes of the definition of "Obligors" set forth in each Note Purchase Agreement and each Note.

     7.2  Part of Note Purchase Agreements, Future References, etc.

     This Agreement shall be construed in connection with and as a part of each of the Note Purchase Agreements and, except as expressly amended by this Agreement, all terms, conditions and covenants contained in the Note Purchase Agreements and the Notes are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Agreement may refer to the Note Purchase Agreements and the Notes without making specific reference to this Agreement, but nevertheless all such references shall include this Agreement unless the context otherwise requires.


     7.3  Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     7.4  Governing Law.

     THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

  [Remainder of page intentionally left blank; next page is signature page.]

  If you are in agreement with the foregoing, please so indicate by signing the acceptance below on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement among you and the Obligors.

                                    Very truly yours,

                                    GUEST SUPPLY, INC.



                                    By___________________________________
                                      Name:
                                      Title:



                                    BRECKENRIDGE-REMY CO.



                                    By___________________________________
                                      Name:
                                      Title:



                                    GUEST DISTRIBUTION SERVICES, INC.



                                    By___________________________________
                                      Name:
                                      Title:



                                    GUEST PACKAGING, INC.



                                    By___________________________________
                                      Name:

                                     Title:



[Signature page for Amendment No. 1 to Note Purchase Agreements of GUEST SUPPLY, INC. and certain other Obligors with regard to their joint and several Series A Senior Notes due 2009, Series B Senior Notes due 2007 and Series C Senior Notes due 2003]

                                    KAPADIA ENTERPRISES, INC.



                                    By___________________________________
                                      Name:
                                      Title:

[Signature page for Amendment No. 1 to Note Purchase Agreements of GUEST SUPPLY, INC. and certain other Obligors with regard to their joint and several Series A Senior Notes due 2009, Series B Senior Notes due 2007 and Series C Senior Notes due 2003]

The foregoing is hereby agreed to.

J. ROMEO & CO., as nominee for MONY LIFE
INSURANCE COMPANY



By___________________________________________
     Name:
     Title:



[Signature page for Amendment No. 1 to Note Purchase Agreements of GUEST SUPPLY,

INC. and certain other Obligors with regard to their joint and several Series A Senior Notes due 2009, Series B Senior Notes due 2007 and Series C Senior Notes due 2003]

The foregoing is hereby agreed to.

AUER & CO., as nominee for AUSA LIFE
INSURANCE COMPANY, INC.



By___________________________________________
     Name:
     Title:



[Signature page for Amendment No. 1 to Note Purchase Agreements of GUEST SUPPLY,

INC. and certain other Obligors with regard to their joint and several Series A Senior Notes due 2009, Series B Senior Notes due 2007 and Series C Senior Notes due 2003]

The foregoing is hereby agreed to.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY



By___________________________________________
     Name:
     Title:



By___________________________________________
     Name:
     Title:

[Signature page for Amendment No. 1 to Note Purchase Agreements of GUEST SUPPLY, INC. and certain other Obligors with regard to their joint and several Series A Senior Notes due 2009, Series B Senior Notes due 2007 and Series C Senior Notes due 2003]

The foregoing is hereby agreed to.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY



By___________________________________________
     Name:
     Title:


[Signature page for Amendment No. 1 to Note Purchase Agreements of GUEST SUPPLY,

INC. and certain other Obligors with regard to their joint and several Series A Senior Notes due 2009, Series B Senior Notes due 2007 and Series C Senior Notes due 2003]

                                                                         ANNEX 1

                              CURRENT NOTEHOLDERS


================================================================================
        Name of Current Noteholder           Series and Aggregate Principal
                                                  Amount of Notes Held
================================================================================

MONY Life Insurance Company (formerly            Series A; $10,000,000
The Mutual Life Insurance Company of New
York)

     (Note held in the nominee name of
      J. ROMEO & Co.)
-------------------------------------------------------------------------------
AUSA Life Insurance Company, Inc.                 Series A; $5,000,000

     (Note held in the nominee name of
      AUER & Co.)
-------------------------------------------------------------------------------
Great-West Life & Annuity Insurance               Series B; $5,000,000
 Company
Nationwide Life and Annuity Insurance             Series C; $5,000,000
 Company
================================================================================

                                   Annex 1-1

                                                                         ANNEX 2

               OUTSTANDING DEBT; PRO FORMA COVENANT CALCULATIONS


The Debt of the Company and its Subsidiaries that will be outstanding as of the date of the Nasco Acquisition after giving effect to the Amendments, the Acquisition Loan and the closing of the Nasco Acquisition is as follows:

     1.   $25,000,000 aggregate principal amount of the Notes

     2. $22,000,000 aggregate principal amount of loans under the New Credit Agreement

     3.   $5,000,000 Subordinated Note


Pro forma calculations are attached to this Annex and incorporated herein.

                                   Annex 2-1

                                                                       EXHIBIT A

                                  AMENDMENTS

(S)1. The introductory sentence of each of the Original Note Purchase Agreements is hereby amended and restated in its entirety to read as follows:

     " Each of GUEST SUPPLY, INC., a New Jersey corporation (together with its successors and assigns, the "Company"), BRECKENRIDGE-REMY CO., a Delaware corporation (together with its successors and assigns, "Breckenridge-Remy"), GUEST DISTRIBUTION SERVICES, INC., a Delaware corporation (together with its successors and assigns, "Guest Distribution"), GUEST PACKAGING, INC., a New Jersey corporation (together with its successors and assigns, "Guest Packaging") and KAPADIA ENTERPRISES, INC., a California corporation (together with its successors and assigns, "Kapadia") (the Company, Breckenridge-Remy, Guest Distribution, Guest Packaging and Kapadia, together with any other Person that at any time becomes an Obligor pursuant to Section 9.6, are referred to herein, collectively, as the "Obligors") agrees with you as follows: "


(S)2. Section 1 of each of the Original Note Purchase Agreements is hereby amended and restated in its entirety to read as follows:

  "  1.   ORIGINAL NOTES; AMENDED NOTES.

          1.1  Original Notes.

          Pursuant to the Original Note Purchase Agreements, on December 3, 1997 the Original Obligors issued and sold:

               (a) $15,000,000 aggregate principal amount of their joint and several 7.06% Series A Senior Notes due November 15, 2009 (as in effect immediately prior to giving effect to the First Amendments, the "Original Series A Notes");

               (b) $5,000,000 aggregate principal amount of their joint and several 6.95% Series B Senior Notes due November 15, 2007 (as in effect immediately prior to giving effect to the First Amendments, the "Original Series B Notes"); and

               (c) $5,000,000 aggregate principal amount of their joint end several 6.70% Series C Senior Notes due November 15, 2003 (as in effect immediately prior to giving effect to the First Amendments, the "Original Series C Notes").

     The Original Series A Notes, the Original Series B Notes and the Original Series C Notes, collectively, are referred to herein as the "Original Notes."


                                  Exhibit A-1

          1.2  Notes Amended Pursuant to Amendment No. 1.

          Pursuant to the Amendment No. 1 to the Note Purchase Agreements, dated as of the First Amendment Date ("Amendment No. 1"), among the Obligors and certain holders of Original Notes, on the First Amendment Date:

               (a) the Original Series A Notes were amended and restated in their entirety to be $15,000,000 aggregate principal amount of the Obligors' joint and several 7.31% Series A Senior Notes due November 15, 2009 (as may be amended, restated or otherwise modified from time to time, the "Series A Notes," such term to include any notes issued in substitution therefor pursuant to Section 13 of any of the Note Purchase Agreements);

               (b) the Original Series B Notes were amended and restated in their entirety to be $5,000,000 aggregate principal amount of the Obligors' joint and several 7.20% Series B Senior Notes due November 15, 2007 (as may be amended, restated or otherwise modified from time to time, the "Series B Notes," such term to include any notes issued in substitution therefor pursuant to Section 13 of any of the Note Purchase Agreements); and

               (c) the Original Series C Notes were amended and restated in their entirety to be $5,000,000 aggregate principal amount of the Obligors' joint and several 6.95% Series C Senior Notes due November 15, 2003 (as may be amended, restated or otherwise modified from time to time, the "Series C Notes," such term to include any notes issued in substitution therefor pursuant to Section 13 of any of the Note Purchase Agreements).

     The Series A Notes, the Series B Notes and the Series C Notes, collectively, are referred to herein as the "Notes." The Notes shall be substantially in the respective forms set out in Exhibit 1A, Exhibit 1B and
     Exhibit 1C (each as amended pursuant to the First Amendments). Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement; references to a "Section" are, unless otherwise specified, to a Section of this Agreement. "


(S)3. Section 7.1 of each of the Original Note Purchase Agreements is hereby amended by adding the following new clause (b-1) immediately after clause
     (b) thereof to read as follows:

     " (b-1) Projections -- not later than 30 days prior to the beginning of each fiscal year of the Company, a copy of the quarter to quarter projections by the Company of the operating budget and cash flow budget of the Company and its Subsidiaries for such fiscal year, such projections to be accompanied by a certificate of a Senior Financial

                                  Exhibit A-2

     Officer to the effect that such projections have been prepared on the basis of assumptions deemed reasonable at the time of preparation and that such Senior Financial Officer has no reason to believe they are incorrect or misleading in any Material respect;"

(S)4. Section 8 of each of the Original Note Purchase Agreements is hereby amended by adding a new Section 8.5A immediately after Section 8.5 thereof to read as follows:

   " 8.5A Unscheduled Revolver Commitment Reduction.

          (a)  Effectiveness of this Section.

          Notwithstanding anything else in this Section 8.5A, this Section 8.5A shall cease to be effective at such time as the Intercreditor Agreement terminates pursuant to Section 14 thereof or by agreement of the parties thereto.

          (b) Notice of Unscheduled Revolver Commitment Reduction. The Company will, at least 30 days but not more than 60 days prior to any Unscheduled Revolver Commitment Reduction, give written notice of such Unscheduled Revolver Commitment Reduction to each holder of Notes (by telecopy transmission and, simultaneously with the sending of such telecopied notice, by sending a copy of such notice to each such holder via an overnight courier of national reputation). Such notices shall contain and constitute an offer to prepay Notes as described in clause (c) of this
     Section 8.5A and shall be accompanied by the certificate described in clause (g) of this Section 8.5A. If the Company shall not have received a written response to such first notice from each holder of Notes within ten days after the transmission of such telecopy thereof, then the Company will immediately send a second such written notice via an overnight courier of national reputation to each holder of Notes who shall have not previously responded to the Company.

          (c) Offer to Prepay Notes. The offer to prepay Notes contemplated by clause (b) of this Section 8.5A shall be a written offer to prepay, in accordance with and subject to this Section 8.5A, the Section 8.5A Prepayment Percentage of the principal amount of the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the "Proposed Section 8.5A Prepayment Date"), together with interest as provided below. Such Proposed Section 8.5A Prepayment Date shall be not less than 30 days and not more than 60 days after the date of the first notice referred to in clause (a) of this Section 8.5A (if the Proposed Section 8.5A Prepayment Date shall not be specified in such first notice, the Proposed Section 8.5A Prepayment Date shall be the 30th day after the date of such notice), but in any event shall not be later than the date of the related Unscheduled Revolver Commitment Reduction.

                                  Exhibit A-3

          (d) Acceptance, Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.5A by causing a notice of such acceptance to be delivered to the Company at least ten days prior to the Proposed Section 8.5A Prepayment Date. A failure by a holder of Notes to respond (by such time) to an offer to prepay made pursuant to this Section 8.5A shall be deemed to constitute an acceptance of such offer by such holder.

          (e) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.5A shall be at 100% of the Section 8.5A Prepayment Percentage of the principal amount of such Notes, at par and without payment of any Make-Whole Amount or any premium, together with interest on such Notes accrued to the date of prepayment. The prepayment shall be made on the Proposed Section 8.5A Prepayment Date except as provided in clause
     (f) of this Section 8.5A.

          (f) Deferral Pending Unscheduled Revolver Commitment Reduction. The obligation of the Obligors to prepay Notes pursuant to the offers required by clause (b) and accepted in accordance with clause (d) of this Section 8.5A is subject to the occurrence of the Unscheduled Revolver Commitment Reduction in respect of which such offers and acceptances shall have been made. In the event that such Unscheduled Revolver Commitment Reduction does not occur on the Proposed Section 8.5A Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Unscheduled Revolver Commitment Reduction occurs. The Company shall keep each holder of Notes reasonably and timely informed of
     (i) any such deferral of the date of prepayment, (ii) the date on which such Unscheduled Revolver Commitment Reduction and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Unscheduled Revolver Commitment Reduction have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.5A in respect of such Unscheduled Revolver Commitment Reduction shall be deemed rescinded). In the event that such Unscheduled Revolver Commitment Reduction is deferred for 60 or more days after the Proposed Section 8.5A Prepayment Date, the offers and acceptances made pursuant to this Section 8.5A in respect of such Unscheduled Revolver Commitment Reduction shall be deemed rescinded. If any such offers and acceptances are deemed rescinded pursuant to this clause (f), then all requirements of this Section 8.5A (including, without limitation, the requirement to give notice and make offers pursuant to clauses (b) and (c)) with respect to any Unscheduled Revolver Commitment Reduction (including, without limitation, with respect to such deferred Unscheduled Revolver Commitment Reduction) occurring after such rescission shall be reinstated.

          (g) Officer's Certificate. Each offer to prepay the Notes pursuant to this Section 8.5A shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying: (i) the Proposed Section 8.5A Prepayment Date; (ii) that such offer is made pursuant to this Section 8.5A; (iii) the

                                  Exhibit A-4

     Section 8.5A Prepayment Percentage; (iv) the principal amount of each Note offered to be prepaid; (v) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Section 8.5A Prepayment Date; (vi) that the conditions of this Section 8.5A have been fulfilled; and (vii) in reasonable detail, the nature and date or proposed date of the Unscheduled Revolver Commitment Reduction. "


(S)5. Sections 8.1(a), 8.1(b), 8.1(c) and 8.6 of each of the Original Note Purchase Agreements are hereby amended by deeming each reference therein to "Section 8.5" to include a reference to Section 8.5A as well as
       Section 8.5.


(S)6. Section 10.3 of each of the Original Note Purchase Agreements is hereby amended and restated in its entirety to read as follows:


"    10.3 Fixed Charge Coverage.

          The Company will not permit the Fixed Charge Coverage Ratio for the period of four consecutive fiscal quarters preceding any date of determination to be less than 1.35 to 1.0. "

                                  Exhibit A-5

(S)7. Section 10.4 of each of the Original Note Purchase Agreements is hereby amended and restated in its entirety to read as follows:

     "  10.4  Leverage Ratio.

          The Company will not, at any time, permit the ratio of (a) Consolidated Debt to (b) Consolidated Capitalization to be greater than the then applicable ratio specified in the following table:

===============================================================================
         If such time is                 then the applicable ratio
                                                 is
-------------------------------------------------------------------------------
 before the First Amendment Date             0.6 to 1.0
-------------------------------------------------------------------------------
 on or after the First Amendment             0.7 to 1.0
 Date but before October 2, 1999
-------------------------------------------------------------------------------
 on or after October 2, 1999 but             0.65 to 1.0
       before July 1, 2000
-------------------------------------------------------------------------------
 on or after July 1, 2000 but                0.625 to 1.0
   before September 30, 2000
-------------------------------------------------------------------------------
on or after September 30, 2000               0.6 to 1.0
===============================================================================
 . "


(S)8. Section 10.8(h) of each of the Original Note Purchase Agreements is hereby amended and restated in its entirety to read as follows:

     " (h) (i) any Lien extending, renewing or replacing any Lien permitted by clause (g) of this Section 10.8, provided that (A) the principal amount of Indebtedness secured by such Lien immediately prior to such extension, renewal or replacement is not increased, (B) such Lien is not extended to any property other than the property subject to such Lien immediately prior to such extension, renewal or replacement, and (C) immediately before, and immediately after giving effect to, such extension, renewal or replacement, no Default or Event of Default exists or would exist; and (ii) Liens on the Collateral (as such term is defined in the Intercreditor Agreement) under the Collateral Documents, securing (among other obligations) the obligations of the Obligors under the Note Purchase Agreements and the Notes and under the New Credit Agreement, which Liens and the benefits thereof are subject to the terms of the Intercreditor Agreement; and "

                                  Exhibit A-6

(S)9. Section 10 of each of the Original Note Purchase Agreements is hereby amended by adding a new Section 10.14 at the end thereof to read as follows:

     "  10.14  Subordinated Debt.

          The Obligors will not, and will not permit any of their respective Subsidiaries to, make any optional payment or prepayment on or redemption, defeasance or purchase of any Subordinated Debt, or amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms relating to the payment or prepayment of principal of or interest on, any such Indebtedness, other than any amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon; and provided that nothing herein shall prohibit (i) the conversion of the Kapadia Subordinated Note into Capital Stock of the Company pursuant to the terms thereof or (ii) subject to the subordination provisions in Section 3 thereof, the payment of the Kapadia Subordinated Note at its April 23, 2004 scheduled maturity. As used in this Section 10.14, the terms "Subordinated Debt," "Indebtedness," "Kapadia Subordinated Note" and "Capital Stock" have the meanings ascribed to such terms in the New Credit Agreement as in effect on the First Amendment Date (and for purposes of determining such meanings each defined term directly or indirectly used in such definitions in the New Credit Agreement shall also have the meaning ascribed to such term in the New Credit Agreement as in effect on the First Amendment Date). In the case of any such Subordinated Debt, the payment of the principal, interest and other obligations in respect thereof shall be subordinated to the prior payment in full of the principal of and interest (including post-petition interest) and Make-Whole Amount on the Notes and all other obligations of the Obligors under the Notes and the Note Purchase Agreements on terms and conditions approved in writing by the Required Holders and, in any event, on terms and conditions no less favorable to the holders of the Notes than to the holders of the Obligations (as such term is defined in the New Credit Agreement), provided the foregoing requirements of this sentence shall be deemed to be satisfied with respect to the Subordinated Debt evidenced by the Kapadia Subordinated Note so long as it is in the form of Exhibit G to Amendment No. 1. "

(S)10. Clause (d) of Section 11 of each of the Original Note Purchase Agreements is hereby amended and restated in its entirety to read as follows:

     " (d) any Obligor or any Subsidiary defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) or contained in any other Financing Document, and such default is not remedied within 30 days after the earlier of (i) a Senior Financial Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note; or "

                                  Exhibit A-7

(S)11. Clauses (ii) and (iii) of Section 11(f) of each of the Original Note Purchase Agreements are hereby amended and restated in their entirety to read as follows:

          " (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness (other than Indebtedness under the Financing Documents) or Securities and as a consequence of such default or condition any of such Indebtedness or Securities has become, or has been declared (or one or more Persons are entitled to declare any of such Indebtedness or Securities to be), due and payable before its stated maturity or before its regularly scheduled date or dates of payment, or

               (iii) as a consequence of the occurrence or continuation of any event or condition (other than the right of the holder of Indebtedness or Securities to convert such Indebtedness or Securities into equity interests), (x) the Company or any Restricted Subsidiary has become obligated to purchase or repay Indebtedness or Securities before its or their regular maturity or before its or their regularly scheduled dates of payment, or (y) one or more Persons have the right to require the Company or any Restricted Subsidiary so to purchase or repay such Indebtedness; "


(S)12. Section 11 of each of the Original Note Purchase Agreements is hereby amended by substituting "; or" in place of the period at the end of clause (k) thereof and by adding the following new clause (l) immediately after such clause (k) to read as follows:

     " (l) any event of default under and as defined in the New Credit Agreement shall exist. "


(S)13. Schedule B to each of the Original Note Purchase Agreements is hereby amended by amending and restating each of the following definitions in their entirety to read as follows:

          "Consolidated Tangible Net Worth" means, at any time,

               (a) the sum of (i) the par value (or value stated on the books of the corporation) of the Capital Stock (but excluding treasury stock and Capital Stock subscribed and unissued) of the Company and the Restricted Subsidiaries plus (ii) the amount of the paid-in capital and retained earnings of the Company and the Restricted Subsidiaries, in each case as such amounts would be shown on a consolidated balance sheet of the Company and the Restricted Subsidiaries as of such time prepared in accordance with GAAP, minus

                                  Exhibit A-8

               (b) to the extent included in clause (a),

                    (i) the net book value of all Intangible Assets of the
               Company and the Restricted Subsidiaries (after deducting any reserves applicable thereto), provided, that if such time is on or after the First Amendment Date but before October 1, 2000 then solely for purposes of determining Consolidated Tangible Net Worth as such term is used in Section 10.1 (and not as such term is used in the definition of Consolidated Capitalization), Intangible Assets shall be deemed not to include goodwill attributable to the Nasco Acquisition (as such term is defined in Amendment No. 1), and

                    (ii) all Restricted Investments of the Company and the
               Restricted Subsidiaries.

          "Default Rate" means, with respect to any Note, a rate per annum from time to time equal to the greater of (a) 9.31% in the case of a Series A Note, 9.20% in the case of a Series B Note or 8.95% in the case of a Series C Note or (b) 2.0% over the rate of interest publicly announced by Chase Manhattan Bank, N.A. (or its successor) from time to time in New York, New York as its "base" or "prime" rate.

          "Financing Documents" means the Notes, the Note Purchase Agreements, the Intercreditor Agreement and the Collateral Documents.

          "Fixed Charge Coverage Ratio" has the meaning ascribed to such term in the New Credit Agreement as in effect on the First Amendment Date (and for purposes of determining such meaning each defined term directly or indirectly used in such definition in the New Credit Agreement shall also have the meaning ascribed to such term in the New Credit Agreement as in effect on the First Amendment Date).

          "New Credit Agreement" means the Amended and Restated Revolving Credit Agreement, dated the First Amendment Date, among the Obligors, PNC Bank, National Association, First Union National Bank, Fleet Bank, N.A., and PNC Bank, National Association, as agent, as modified, amended, or supplemented from time to time.

          "Notes" is defined in Section 1.2. Each reference to Notes shall be deemed to include any Allonges with respect thereto.

          "Series A Notes" is defined in Section 1.2.

          "Series B Notes" is defined in Section 1.2.

          "Series C Notes" is defined in Section 1.2.

                                  Exhibit A-9

(S)14. Schedule B to each of the Original Note Purchase Agreements is hereby amended by adding each of the following new definitions in its appropriate alphabetical order in such Schedule:

          "Amendment No. 1" is defined in Section 1.2.

          "Collateral Documents" has the meaning ascribed to such term in the Intercreditor Agreement.

          "First Amendment Date" means April 23, 1999.

          "First Amendments" means the amendments to the Original Note Purchase Agreements and the Original Notes effected by Amendment No. 1.

          "Intercreditor Agreement" means the Collateral Agency and Intercreditor Agreement, dated as of the First Amendment Date, among the Obligors, PNC Bank, National Association, in its capacity as agent under the New Credit Agreement, the banks named therein, certain holders of Notes named therein, and PNC Bank, National Association, in its capacity as collateral agent thereunder, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

          "Kapadia" is defined in the introductory sentence of this Agreement.

          "Original Note Purchase Agreements" means the separate Note Purchase Agreements, each dated as of December 3, 1997, under which the Original Notes were issued and sold by the Original Obligors.

          "Original Notes" is defined in Section 1.1.

          "Original Obligors" means the Company, Breckenridge-Remy, Guest Distribution and Guest Packaging.

          "Original Series A Notes" is defined in Section 1.1.

          "Original Series B Notes" is defined in Section 1.1.

          "Original Series C Notes" is defined in Section 1.1.

          "Proposed Section 8.5A Prepayment Date" is defined in Section 8.5A(c).

          "Revolver Commitment Amount" means, at any time, the aggregate amount of the Revolver Commitments at such time. The Revolver Commitment Amount shall not be deemed to be reduced as a result of the failure of a borrowing base or other condition of borrowing to be satisfied.

                                 Exhibit A-10

          "Revolver Commitment" means the "Commitment" of each of the "Lenders" (as such terms are defined in the New Credit Agreement as in effect on the First Amendment Date) or any substantially similar commitment of one or more banks or other lenders to make revolving loans from time to time to the Company under the New Credit Agreement or any replacement revolving credit facility, which commitments may be subject to any borrowing base and other customary conditions contained in credit facilities of the same general type as the New Credit Agreement.

          "Section 8.5A Prepayment Percentage" means, with respect to any Unscheduled Revolver Commitment Reduction, the ratio (expressed as a percentage) of (a) the amount of such Unscheduled Revolver Commitment Reduction to (b) the Revolver Commitment Amount immediately prior to giving effect to such Unscheduled Revolver Commitment Reduction.

          "Unscheduled Revolver Commitment Reduction" means any reduction in the Revolver Commitment Amount (whether as a result of the permanent reduction thereof pursuant to Section 2.5(a) of the New Credit Agreement, an amendment, restatement, other modification, termination or replacement of or to the New Credit Agreement or otherwise) such that (a) prior to April 1, 2002 the Revolver Commitment Amount is less than $35,000,000, (b) prior to April 1, 2004 the Revolver Commitment Amount is less than $25,000,000 or
     (c) prior to April 21, 2005 the Revolver Commitment Amount is less than $15,000,000.


(S)15. Schedule B to each of the Original Note Purchase Agreements is hereby amended by deleting the definitions of the following terms therein:

          "Consolidated Fixed Charges"

          "Consolidated Income Available for Fixed Charges"

          "Consolidated Interest Expense"

          "Consolidated Long-Term Rentals"


(S)16. The forms of Series A Note, Series B Note and Series C Note set forth as Exhibits 1A, 1B and 1C, respectively, to each of the Original Note Purchase Agreements are hereby amended and restated in their entirety to read as set forth in Attachments 1A, 1B and 1C, respectively, to this Exhibit A. Each Existing Note is hereby amended and restated to conform to such applicable amended and restated form (including, without limitation, as to the increase, commencing on the First Amendment Date, of each of the fixed interest rates set forth therein by 0.25% per annum) without any further action on the part of the Obligors or the

                                 Exhibit A-11

        Current Noteholders (including, without limitation, any requirement that any holder surrender its outstanding Original Notes to the Company).


(S)17. The form of Allonge set forth as Exhibit 9.6(b) to each of the Original Note Purchase Agreements is hereby amended and restated in its entirety to read as set forth in Attachment 9.6(b) to this Exhibit A.

                                 Exhibit A-12

                                                       ATTACHMENT 1 TO EXHIBIT A


                            [FORM OF SERIES A NOTE]


                              GUEST SUPPLY, INC.
                          and certain other Obligors

               7.31% Series A Senior Note due November 15, 2009

No. AR-__                                                                 [Date]

$____________                                                  PPN:  401630 A* 9

     For value received, the undersigned, GUEST SUPPLY, INC., a New Jersey corporation (herein called the "Company"), BRECKENRIDGE-REMY CO., a Delaware corporation, GUEST DISTRIBUTION SERVICES, INC., a Delaware corporation, GUEST PACKAGING, INC., a New Jersey corporation, and KAPADIA ENTERPRISES, INC., a California corporation (collectively, the "Obligors"), hereby jointly and severally promise to pay to ________________________, or registered assigns, the principal sum of ________________________ DOLLARS ($____________) on November
15, 2009, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.31% per annum (provided, prior to but not including the First Amendment Date (as such term is defined in the Amendment No. 1 to Note Purchase Agreements referred to below) such rate shall be 7.06% per annum), payable semiannually, on the 15th day of May and November in each year, commencing with the May 15 or November 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.31% (provided, prior to but not including the First Amendment Date such rate shall be 9.06%) or (ii) 2.0% over the rate of interest publicly announced by Chase Manhattan Bank, N.A. (or its successor) from time to time in New York, New York as its "base" or "prime" rate.

     Subject to Section 14.2 of the Note Purchase Agreements, payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Company in Monmouth Junction, New Jersey, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

                                Attachment 1-1

     This Note is one of a series of joint and several senior notes (together with the other two series of joint and several senior notes issued pursuant thereto, and as may from time to time be further amended, restated, supplemented or otherwise modified, herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 3, 1997 (as amended pursuant to the Amendment No.1 to Note Purchase Agreements, dated as of April 21, 1999, and as may from time to time be further amended, restated, supplemented or otherwise modified, herein called the "Note Purchase Agreements"), among the Obligors and the respective Purchasers named therein, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in the last sentence of Section 6.1 and the representation set forth in Section 6.2 of the Note Purchase Agreements.

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

     The Obligors will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     THIS NOTE AND THE NOTE PURCHASE AGREEMENTS SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.


                              GUEST SUPPLY, INC.



                              By___________________________________


                                Attachment 1-2

                                Name:

                                Title:



                              BRECKENRIDGE-REMY CO.



                              By___________________________________
                                    Name:
                                    Title:


                              GUEST DISTRIBUTION SERVICES, INC.



                              By___________________________________
                                    Name:
                                    Title:


                              GUEST PACKAGING, INC.



                              By___________________________________
                                    Name:
                                    Title:


                              KAPADIA ENTERPRISES, INC.



                              By___________________________________
                                Name:
                                Title:

                              [Add signature blocks for any additional
                              Obligors.]

                                Attachment 1-3

                                                       ATTACHMENT 2 TO EXHIBIT A


                            [FORM OF SERIES B NOTE]


                              GUEST SUPPLY, INC.
                          and certain other Obligors

               7.20% Series B Senior Note due November 15, 2007


No. BR-__                                                                 [Date]

$____________                                                 PPN:  401630 A@ 7

     For value received, the undersigned, GUEST SUPPLY, INC., a New Jersey corporation (herein called the "Company"), BRECKENRIDGE-REMY CO., a Delaware corporation, GUEST DISTRIBUTION SERVICES, INC., a Delaware corporation, GUEST PACKAGING, INC., a New Jersey corporation, and KAPADIA ENTERPRISES, INC., a California corporation (collectively, the "Obligors"), hereby jointly and severally promise to pay to ________________________, or registered assigns, the principal sum of ________________________ DOLLARS ($____________) on November
15, 2007, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.20% per annum (provided, prior to but not including the First Amendment Date (as such term is defined in the Amendment No. 1 to Note Purchase Agreements referred to below) such rate shall be 6.95% per annum), payable semiannually, on the 15th day of May and November in each year, commencing with the May 15 or November 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.20% (provided, prior to but not including the First Amendment Date such rate shall be 8.95%) or (ii) 2.0% over the rate of interest publicly announced by Chase Manhattan Bank, N.A. (or its successor) from time to time in New York, New York as its "base" or "prime" rate.

     Subject to Section 14.2 of the Note Purchase Agreements, payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Company in Monmouth Junction, New Jersey, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

                                Attachment 2-1

     This Note is one of a series of joint and several senior notes (together with the other two series of joint and several senior notes issued pursuant thereto, and as may from time to time be further amended, restated, supplemented or otherwise modified, herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 3, 1997 (as amended pursuant to the Amendment No. 1 to Note Purchase Agreements, dated as of April 21, 1999, and as may from time to time be further amended, restated, supplemented or otherwise modified, herein called the "Note Purchase Agreements"), among the Obligors and the respective Purchasers named therein, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in the last sentence of Section 6.1 and the representation set forth in Section 6.2 of the Note Purchase Agreements.

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

     The Obligors will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     THIS NOTE AND THE NOTE PURCHASE AGREEMENTS SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                              GUEST SUPPLY, INC.



                              By___________________________________

                                Name:



                                Attachment 2-2

                                Title:

                              BRECKENRIDGE-REMY CO.



                              By___________________________________
                                    Name:
                                    Title:


                              GUEST DISTRIBUTION SERVICES, INC.



                              By___________________________________
                                    Name:
                                    Title:


                              GUEST PACKAGING, INC.



                              By___________________________________
                                    Name:
                                    Title:



                              KAPADIA ENTERPRISES, INC.



                              By___________________________________
                                Name:
                                Title:

                              [Add signature blocks for any additional
                              Obligors.]

                                Attachment 2-3

                                                       ATTACHMENT 3 TO EXHIBIT A


                            [FORM OF SERIES C NOTE]


                              GUEST SUPPLY, INC.
                          and certain other Obligors

               6.95% Series C Senior Note due November 15, 2003


No. CR-__                                                                [Date]

$____________                                                 PPN:  401630 A# 5

     For value received, the undersigned, GUEST SUPPLY, INC., a New Jersey corporation (herein called the "Company"), BRECKENRIDGE-REMY CO., a Delaware corporation, GUEST DISTRIBUTION SERVICES, INC., a Delaware corporation, GUEST PACKAGING, INC., a New Jersey corporation, and KAPADIA ENTERPRISES, INC., a California corporation (collectively, the "Obligors"), hereby jointly and severally promise to pay to ________________________, or registered assigns, the principal sum of ________________________ DOLLARS ($____________) on November
15, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.95% per annum (provided, prior to but not including the First Amendment Date (as such term is defined in the Amendment No. 1 to the Note Purchase Agreements referred to below) such rate shall be 6.70% per annum), payable semiannually, on the 15th day of May and November in each year, commencing with the May 15 or November 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.95% (provided, prior to but not including the First Amendment Date such rate shall be 8.70%) or (ii) 2.0% over the rate of interest publicly announced by Chase Manhattan Bank, N.A. (or its successor) from time to time in New York, New York as its "base" or "prime" rate.

     Subject to Section 14.2 of the Note Purchase Agreements, payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Company in Monmouth Junction, New Jersey, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

                                Attachment 3-1

     This Note is one of a series of joint and several senior notes (together with the other two series of joint and several senior notes issued pursuant thereto, and as may from time to time be further amended, restated, supplemented or otherwise modified, herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 3, 1997 (as amended pursuant to the Amendment No 1. to Note Purchase Agreements, dated as of April 21, 1999, and as may from time to time be further amended, restated, supplemented or otherwise modified, herein called the "Note Purchase Agreements"), among the Obligors and the respective Purchasers named therein, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in the last sentence of Section 6.1 and the representation set forth in Section 6.2 of the Note Purchase Agreements.

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

     The Obligors will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     THIS NOTE AND THE NOTE PURCHASE AGREEMENTS SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                              GUEST SUPPLY, INC.



                              By___________________________________

                                Name:

                                Attachment 3-2

                                Title:



                              BRECKENRIDGE-REMY CO.



                              By___________________________________
                                    Name:
                                    Title:


                              GUEST DISTRIBUTION SERVICES, INC.



                              By___________________________________
                                    Name:
                                    Title:


                              GUEST PACKAGING, INC.



                              By___________________________________
                                    Name:
                                    Title:


                              KAPADIA ENTERPRISES, INC.



                              By___________________________________
                                Name:
                                Title:


                              [Add signature blocks for any additional
                              Obligors.]

                                Attachment 3-3

                                                  ATTACHMENT 9.6(b) TO EXHIBIT A

                               [FORM OF ALLONGE]

                                                                          [Date]


                                    ALLONGE

     FOR VALUE RECEIVED, the undersigned, ________________________ [ADDITIONAL OBLIGOR], a[n] ____________ corporation, hereby promises to pay to _______________________ or registered assigns the outstanding principal balance of the [7.31% Series A Senior Note due November 15, 2009] / [7.20% Series B Senior Note due November 15, 2007] / [6.95% Series C Senior Note due November 15, 2003] (the "Note") issued jointly and severally by Guest Supply, Inc. and certain other Obligors, to which this Allonge is attached, in accordance with the terms of such Note, and as required by Section 9.6 and other provisions of each of the separate Note Purchase Agreements, dated as of December 3, 1997 (as amended pursuant to Amendment No. 1 to Note Purchase Agreements, dated as of April 21, 1999, and as may from time to time be further amended, restated or otherwise modified) among Guest Supply, Inc. and certain other Obligors and each of the Purchasers named on Schedule A thereto. The undersigned agrees that it is and shall be jointly and severally liable for the payment of the principal, Make-Whole Amount, if any, and accrued interest on such Note as one of the "Obligors" as such term is defined in the Note and as if the undersigned had been an original co-maker of such Note.

                              [ADDITIONAL OBLIGOR]



                              By___________________________________
                                Name:
                                Title:


                              Attahment 9.6(b)-1

                                                                       EXHIBIT B

                                  CONDITIONS


     The willingness of the Current Noteholders to consent to the Amendments is subject to satisfaction of the following conditions:


1. The warranties and representations of the Obligors contained in the New Financing Documents shall be true in all material respects.

2. Each Current Noteholder shall have received opinions in form and substance satisfactory to you, dated the First Amendment Date,

          (a) from Haythe & Curley, counsel for the Obligors, substantially in the form of Exhibit F1 and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Obligors hereby instruct such counsel to deliver such opinion to you);

          (b) from Jamieson, Moore, Peskin & Spicer, New Jersey counsel for the Obligors, substantially in the form of Exhibit F2 and covering such other matters incident to such transactions as you or your counsel may reasonably request (and the Obligors hereby instruct such counsel to deliver such opinion to you);

          (c) from Goldfarb, Sturman & Averbach, California counsel for Kapadia, substantially in the form of Exhibit F3 and covering such other matters incident to such transactions as you or your counsel may reasonably request (and Kapadia hereby instructs such counsel to deliver such opinion to you);

          (d) from Hebb & Gitlin, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit F4 and covering such other matters incident to such transactions as you may reasonably request.

3. Each Current Noteholder shall have received copies (certified as true and complete by an officer of the Company) of the Acquisition Agreement, the Subordinated Note, the New Credit Agreement, the Collateral Documents and such other documents related thereto as the Current Noteholders may reasonably request.

4. The Acquisition Agreement and the Subordinated Note shall be in form and substance satisfactory to each Current Noteholder.

5. The Intercreditor Agreement shall be in form and substance satisfactory to each Current Noteholder, the Intercreditor Agreement shall have been executed and delivered by

                                  Exhibit B-1
     each of the intended parties thereto and each Current Noteholder shall have received a fully executed original counterpart thereof.


6. Kapadia shall have executed and delivered to each Current Noteholder an Allonge (in the form of Attachment 9.6(b) to Exhibit A to this Agreement) with respect to each Note held by such Current Noteholder.

7. Each Current Noteholder shall have received such evidence as it may reasonably request to the effect that prior to or simultaneously with the granting of such consent to the Amendments:

          (a) the Acquisition Loan is closing in accordance with the provisions of the New Credit Agreement, including, without limitation, satisfaction of the conditions set forth in Article 4 thereof;

          (b) the Nasco Acquisition is closing in accordance with the provisions of the Acquisition Agreement, including, without limitation, satisfaction of the conditions set forth in Section IX thereof; and

          (c) the Subordinated Note is being executed and delivered by the Company pursuant to Acquisition Agreement.

8. The Obligors shall have paid on or before the First Amendment Date the fees, charges and disbursements of special counsel for the Current Noteholders referred to in paragraph 6(c), above, to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the First Amendment Date.

9. The Current Noteholders shall have received copies of the most recently audited financial statements of Kapadia and be satisfied with the financial condition of Kapadia as set forth therein.

10. The Current Noteholders shall have received copies of the most recent projections of the Company and its Subsidiaries as referred to in item (S)3 of Exhibit A to this Agreement.

11. All proceedings taken in connection with the Amendments, the Nasco Acquisition, the New Financing Documents and the New Credit Agreement and all documents and papers relating thereto shall be satisfactory to the Current Noteholders. The Current Noteholders shall have received copies of such documents and papers as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to the Current Noteholders.

                                  Exhibit B-2

                                                                       EXHIBIT C

                       [FORM OF INTERCREDITOR AGREEMENT]


                                  Exhibit C-1

                                                                       EXHIBIT D

                             DISCLOSURE MATERIALS

None.


                                  Exhibit D-1

                                                                       EXHIBIT E

                          GOVERNMENTAL FILINGS, ETC.


Uniform commercial code filings, real estate recordations and any other filings or recordations necessary to perfect the Liens under the Collateral Documents (as specified therein).

Appropriate filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the waiting period thereunder having expired).

                                  Exhibit E-1

                                                                      Exhibit F1

                 [FORM OF OPINION OF COUNSEL FOR THE OBLIGORS]

                                 Exhibit F1-1

                                                                      Exhibit F2

           [FORM OF OPINION OF NEW JERSEY COUNSEL FOR THE OBLIGORS]

                                 Exhibit F2-1

                                                                      Exhibit F3

           [FORM OF OPINION OF CALIFORNIA COUNSEL FOR THE OBLIGORS]


                                 Exhibit F3-1

                                                                      Exhibit F4

       [FORM OF OPINION OF SPECIAL COUNSEL FOR THE CURRENT NOTEHOLDERS]


                                 Exhibit F4-1

                                                                       Exhibit G

                          [FORM OF SUBORDINATED NOTE]